UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------

                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             1500 Main Street, Suite 600, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Rodney J. Dillman, Vice President and Secretary
            1500 Main Street, Suite 2800, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 6/30/07
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                                                      MASSMUTUAL
                                                             CORPORATE INVESTORS

                                                                  Report for the
                                                  Six Months Ended June 30, 2007











                                                                          [LOGO]

ADVISER

Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST

Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN

Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE

www.babsoncapital.com/mci


[LOGO] MassMutual Corporate Investors
       c/o Babson Capital Management LLC
       1500 Main Street, P.O. Box 15189
       Springfield, Massachusetts 01115-5189
       (413) 226-1516

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI." The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMulnv" under the New York Stock Exchange listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations with equity features such as common stocks, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt investments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net taxable income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at HTTP://WWW.SEC.GOV; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: HTTP://WWW.BABSONCAPITAL.COM/MCI; and (3) on the SEC's website:
HTTP://WWW.SEC.GOV. INFORMATION regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: HTTP://WWW.BABSONCAPITAL.COM/MCI and (2) on the SEC's website: HTTP://WWW.SEC.GOV.

                                                                      MCI
                                                                     Listed
                                                                      NYSE

TO OUR SHAREHOLDERS

July 31, 2007

We are pleased to present the June 30, 2007 Semi-Annual Report of MassMutual Corporate Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of 54 cents per share, payable on August 10, 2007 to shareholders of record on July 27, 2007. The Trust had previously paid a 52 cent per share dividend for the preceding quarter. U.S. equity markets, as measured by several broad market indices, posted robust returns for the quarter ended June 30, 2007. Large stocks, as approximated by the Dow Jones Industrial Average, increased 9.11%. Smaller stocks, as approximated by the Russell 2000 Index, increased 4.41%. For the six months ended June 30, 2007, returns were 8.75% and 6.45% for the Dow Jones Industrial Average and Russell 2000 Index, respectively. U.S. fixed income markets, as measured by several broad market indices posted weak results during the quarter. The Lehman Brothers Government/Credit Index decreased 0.49% for the quarter while the Lehman Brothers U.S. Corporate High Yield Index increased 0.22% for the quarter ended June 30, 2007. For the six months ended June 30, 2007, returns were 0.97% and 2.87% for the Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Corporate High Yield Index, respectively.

The mezzanine and private equity markets in which the Trust invests continue to be competitive. Valuations and leverage levels have been at or near their highest levels since the late 1980's. Merger and acquisition activity has been very robust and fundraising efforts in the private equity fund space continue to break records. All of this adds up to a challenging market for providers of mezzanine and private equity capital such as the Trust. We have been through these cycles before and we believe that it is particularly important to continue to employ the same disciplined investment strategy that has served us well over the years.

During the quarter ended June 30, 2007, the Trust made private placement investments in five new issuers and two "follow-on" investments, totaling approximately $7.5 million. The follow-on investments purchased by the Trust were Transtar Holding Company and NABCO, Inc. The five new issuers were Electra Bicycle Company, Inc., Mail Communications Group, Inc., Pacific Consolidated Holdings LLC, Visioneering, Inc. and Workplace Media Holding Co. The weighted average coupon of these investments was 11.93%. (A brief description of these investments can be found in the Consolidated Schedule of Investments.)

During the quarter ended June 30, 2007, net assets of the Trust increased to $259,136,696 or $28.17 per share compared to $257,999,523 or $28.10 per share on
March 31, 2007, which translates into a 2.11% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust returned 11.80%, 17.41%, 14.00%, and 15.90% for the 1-, 5-, 10- and 25-year time periods ended June 30, 2007, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends. The Trust earned 64 cents per share of net investment income for the quarter, of which 10 cents per share was from nonrecurring items, compared to 53 cents per share in the previous quarter.

During the quarter ended June 30, 2007, the market price of the Trust declined 12.0% from $36.35 per share to $32.00 per share, which translates into a -10.6% total return for the quarter, based on the change in the Trust's market value assuming reinvestment of all dividends. Long term, the Trust returned 12.15%, 18.45%, 16.61%, and 17.90% for the 1-, 5-, 10-, and 25-year time periods ended
June 30, 2007, respectively, based on a change in the Trust's market value assuming the reinvestment of all dividends. The Trust's market price of $32.00 per share equates to a 13.6% premium over the June 30, 2007 NAV per share. The Trust's average quarter-end premium for the 1-, 5-, 10- and 25-year periods ended June 30, 2007, was 22.0%, 11.0%, 5.8% and -1.1%, respectively.

Thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Clifford M. Noreen
--------------------------
Clifford M. Noreen
President

                  -------------------------------------------
                     Portfolio Composition as of 06/30/07*

                            [PIE CHART APPEARS HERE]

                          Public High Yield Debt 24.2%
                       Private Investment Grade Debt 4.3%
                        Private/Restricted Equity 16.7%
                       Cash & Short Term Investments 2.0%
                         Private High Yield Debt 51.0%
                               Public Equity 1.8%

                  *Based on market value of total investments
                  -------------------------------------------

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF                         MASSMUTUAL CORPORATE INVESTORS
ASSETS AND LIABILITIES

June 30, 2007
(Unaudited)

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $199,488,882)                                                    $  197,909,763
  Corporate public securities at market value
    (Cost - $68,350,482)                                                         71,349,910
  Short-term securities at amortized cost                                         5,463,218
                                                                             --------------
                                                                                274,722,891
Interest and dividends receivable                                                 6,229,290
Receivable for investments sold                                                   2,401,374
Other assets                                                                         12,729
                                                                             --------------
    TOTAL ASSETS                                                             $  283,366,284

Liabilities:
Payable for investments purchased                                            $    2,241,522
Investment advisory fee payable                                                     809,802
Note payable                                                                     20,000,000
Due to custodian                                                                    272,028
Interest payable                                                                    188,856
Accrued expenses                                                                    136,557
Accounts payable                                                                     50,289
Accrued taxes payable                                                               530,534
                                                                             --------------
    TOTAL LIABILITIES                                                            24,229,588
                                                                             --------------
    TOTAL NET ASSETS                                                         $  259,136,696
                                                                             ==============

Net Assets:
Common shares, par value $1.00 per share; an unlimited number authorized          9,198,001
Additional paid-in capital                                                      109,768,206
Retained net realized gain on investments, prior years                          126,906,684
Undistributed net investment income                                               7,810,765
Accumulated net realized gain on investments                                      4,326,392
Net unrealized appreciation of investments                                        1,126,648
                                                                             --------------
    TOTAL NET ASSETS                                                         $  259,136,696
                                                                             --------------
COMMON SHARES ISSUED AND OUTSTANDING                                              9,198,001
                                                                             ==============
NET ASSET VALUE PER SHARE                                                    $        28.17
                                                                             ==============

                      SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS              MASSMUTUAL CORPORATE INVESTORS

For the six months ended June 30, 2007
(Unaudited)

Investment Income:
Interest                                                                     $   12,537,963
Dividends                                                                           898,261
Other                                                                                57,979
                                                                             --------------
    TOTAL INVESTMENT INCOME                                                      13,494,203
                                                                             --------------
Expenses:
Investment advisory fees                                                          1,616,051
Interest                                                                            757,596
Trustees' fees and expenses                                                          90,000
Professional fees                                                                    63,000
Reports to shareholders                                                              54,000
Transfer agent/registrar's expenses                                                  18,000
Other                                                                               109,346
                                                                             --------------
    TOTAL EXPENSES                                                                2,707,993
                                                                             --------------
INVESTMENT INCOME - NET                                                          10,786,210
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                                     4,352,410
Income tax expense                                                                 (117,356)
                                                                             --------------
Net realized gain on investments                                                  4,235,054

Net change in unrealized appreciation of investments before taxes                (4,764,241)
Net change in deferred income tax expense                                           357,356
                                                                             --------------
Net change in unrealized appreciation of investments                             (4,406,885)

    NET LOSS ON INVESTMENTS                                                        (171,831)
                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $   10,614,379
                                                                             ==============

                      SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------
                                                                                          3

MASSMUTUAL CORPORATE INVESTORS              CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2007
(Unaudited)

NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest, dividends, and other received                                    $   13,100,048
  Interest expense paid                                                            (757,596)
  Operating expenses paid                                                        (1,893,528)
  Income taxes paid                                                              (6,416,485)
                                                                             --------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                     4,032,439
                                                                             --------------
Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net         1,874,690
  Purchase of portfolio securities                                              (43,496,779)
  Proceeds from disposition of portfolio securities                              44,722,430
                                                                             -------------
    NET CASH PROVIDED BY INVESTING ACTIVITIES                                     3,100,341
                                                                             --------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                       7,132,780
                                                                             --------------
Cash flows from financing activities:
  Cash dividends paid from net investment income                                (13,798,775)
  Cash dividends paid from net realized gain on investments                        (125,491)
  Receipts for shares issued on reinvestment of dividends                         1,607,018
                                                                             --------------
    NET CASH USED FOR FINANCING ACTIVITIES                                      (12,317,248)
                                                                             --------------

NET DECREASE IN CASH                                                             (5,184,468)
Cash - beginning of year                                                          5,184,468
                                                                             --------------
CASH - END OF PERIOD                                                         $         --
                                                                             ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $   10,614,379
                                                                             --------------

  Decrease in investments                                                         2,625,061
  Increase in interest and dividends receivable                                     (94,625)
  Increase in receivable for investments sold                                    (1,900,511)
  Increase in other assets                                                          (12,729)
  Increase in payable for investments purchased                                   2,241,522
  Increase in due to custodian                                                      272,028
  Increase in investment advisory fee payable                                        23,272
  Decrease in accrued expenses                                                      (29,420)
  Increase in accounts payable                                                       50,289
  Decrease in accrued taxes payable                                              (6,656,486)
                                                                             --------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                              (3,481,599)
                                                                             --------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                  $    7,132,780
                                                                             ==============

                      SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS OF                        MASSMUTUAL CORPORATE INVESTORS
CHANGES IN NET ASSETS

                                                                              For the six
                                                                              months ended           For the
                                                                               06/30/2007          year ended
                                                                               (Unaudited)         12/31/2006
                                                                             --------------      --------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Investment income - net                                                    $   10,786,210      $   20,681,143
  Net realized gain on investments                                                4,235,054          12,301,691
  Net change in unrealized appreciation of investments                           (4,406,885)          2,456,052
                                                                             --------------      --------------
  Net increase in net assets resulting from operations                           10,614,379          35,438,886

  Increase from common shares issued on reinvestment of dividends
    Common shares issued (2007 - 48,082; 2006 - 84,966)                           1,607,018           2,619,000

Dividends to shareholders from:
    Net investment income (2007 - $0.52 per share; 2006 - $2.47 per share)       (4,774,347)        (22,518,167)
    Net realized gains on investments (2006 - $0.01 per share)                         --              (125,491)
                                                                             --------------      --------------
      TOTAL INCREASE IN NET ASSETS                                                7,447,050          15,414,228

NET ASSETS, BEGINNING OF YEAR                                                   251,689,646         236,275,418
                                                                             --------------      --------------
NET ASSETS, END OF PERIOD/YEAR (including undistributed net
  investment income of $7,810,765 and $1,798,902, respectively)              $  259,136,696      $  251,689,646
                                                                             ==============      ==============


                      SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
---------------------------------------------------------------------------------------------------------------
                                                                                                              5

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS        MASSMUTUAL CORPORATE INVESTORS


Selected data for each common share outstanding:

                                         For the three
                                         months ended                         For the years ended December 31,
                                          03/31/2007     --------------------------------------------------------------------------
                                          (Unaudited)       2006            2005            2004            2003            2002
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net asset value:
  Beginning of year                       $    27.51     $    26.06      $    24.34      $    21.84      $    19.40      $    20.07

Net investment income (a)                       1.17           2.27            2.03            2.00            1.44            1.53
Net realized and unrealized
  (loss) gain on investments                   (0.02)          1.62            1.96(b)         2.64            2.83           (0.59)
                                          ----------     ----------      ----------      ----------      ----------      ----------
Total from investment operations                1.15           3.89            3.99            4.64            4.27            0.94
                                          ----------     ----------      ----------      ----------      ----------      ----------
Dividends from net investment
  income to common shareholders                (0.52)         (2.47)          (2.11)          (2.16)          (1.84)          (1.44)

Dividends from net realized gain on
  investments to common shareholders            --            (0.01)          (0.18)           --              --             (0.18)

Increase from dividends reinvested              0.03           0.04            0.02            0.02            0.01            0.01
                                          ----------     ----------      ----------      ----------      ----------      ----------
Total dividends                                (0.49)         (2.44)          (2.27)          (2.14)          (1.83)          (1.61)
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net asset value:
  End of period/year                      $    28.17     $    27.51      $    26.06      $    24.34      $    21.84      $    19.40
                                          ----------     ----------      ----------      ----------      ----------      ----------
Per share market value:
  End of period/year                      $    32.00     $    34.89      $    30.05      $    28.50      $    22.90      $    19.49
                                          ==========     ==========      ==========      ==========      ==========      ==========
Total investment return
  Market value                                 (6.85%)        29.04%          16.95%          36.10%          27.53%           1.35%
  Net asset value (c)                           4.30%         18.09%          20.04%          22.76%          22.61%           4.80%

Net assets (in millions):
  End of period/year                      $   259.14     $   251.69      $   236.28      $   218.51      $   193.79      $   171.03

Ratio of operating expenses
  to average net assets                         1.53%(d)       1.43%           1.78%           1.93%           2.04%           1.82%

Ratio of interest expense
  to average net assets                         0.60%(d)       0.60%           0.73%           0.77%           0.82%           0.86%

Ratio of total expenses before custodian
  reduction to average net assets               2.13%(d)       2.07%           2.52%           2.70%           2.86%           2.68%

Ratio of net expenses after custodian
  reduction to average net assets               2.13%(d)       2.03%           2.51%           2.70%           2.86%           2.68%

Ratio of net investment income
  to average net assets                         8.47%(d)       8.19%           7.98%           8.68%           6.95%           7.65%

Portfolio turnover                             14.47%         34.70%          35.22%          53.45%          56.10%          34.02%

  (a) Calculated using average shares.
  (b) Amount includes $0.19 per share in litigation proceeds.
  (c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
  (d) Annualized.

Senior securities:
  Total principal amount (in millions)    $       20     $       20      $       20      $       29      $       20      $       20
  Asset coverage per $1,000
    of indebtedness                       $   13,957     $   13,584      $   12,814      $    8,535      $   10,689      $    9,551


                      SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
---------------------------------------------------------------------------------------------------------------
6

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES - 76.37%:(A)                                 Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT INVESTMENTS - 69.83%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
  12% Senior Subordinated Note due 2012                                  $   2,125,000   04/08/04   $   2,125,000   $   2,134,831
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                      2,323 shs.   04/08/04            --                23
  Warrant, exercisable until 2012, to purchase
    preferred stock at $.01 per share                                      63,287 shs.   03/23/06          63,958          63,958
                                                                                                    -------------   -------------
                                                                                                        2,188,958       2,198,812
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and
government clients.
  10.5% Senior Secured Term Note due 2014                                $   1,627,500   03/09/07       1,603,088       1,581,664
  14% Senior Subordinated Note due 2015                                  $   1,260,000   03/09/07       1,126,168       1,220,543
  Common Stock (B)                                                        262,500 shs.   03/09/07         262,500         249,375
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                     66,116 shs.   03/09/07         111,527             661
                                                                                                    -------------   -------------
                                                                                                        3,103,283       3,052,243
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
  12% Senior Subordinated Note due 2010                                  $   2,125,000   01/22/04       1,959,961       2,127,974
  Preferred Class A Unit (B)                                                3,223 uts.          *         322,300         354,530
  Common Class B Unit (B)                                                  30,420 uts.   01/22/04               1          89,811
  Common Class D Unit (B)                                                   6,980 uts.   09/12/06               1          20,607
                                                                                                    -------------   -------------
                                                                                                        2,282,263       2,592,922
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
  12% Senior Subordinated Note due 2012                                  $   1,627,660   05/18/05       1,539,234       1,630,609
  Common Stock (B)                                                            497 shs.   05/18/05         497,340         259,530
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        130 shs.   05/18/05         112,128          68,037
                                                                                                    -------------   -------------
                                                                                                        2,148,702       1,958,176
                                                                                                    -------------   -------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
  12% Senior Subordinated Note due 2012                                  $   1,686,800   12/31/04       1,592,089       1,737,404
  Common Stock (B)                                                            520 shs.         **         519,622       1,195,234
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        137 shs.   12/31/04         119,482         316,249
                                                                                                    -------------   -------------
                                                                                                        2,231,193       3,248,887
                                                                                                    -------------   -------------
BETA BRANDS LTD.
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
  5% Promissory Note due 2009 (B)                                        $     195,498   03/31/04         195,498            --
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                      4,895 shs.   03/31/04               1            --
                                                                                                    -------------   -------------
                                                                                                          195,499            --
                                                                                                    -------------   -------------
 *01/22/04 and 09/12/06.
**12/31/04, 03/31/05, and 05/02/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                7

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer
products including canopies, trampolines, in-line skates,
skateboards, and urethane wheels.
  12.5% Senior Subordinated Note due 2014                                $   2,281,593   06/30/06   $   2,150,755   $   2,198,048
  Preferred Stock Class A (B)                                                 879 shs.   06/30/06         268,121         241,307
  Common Stock (B)                                                               1 sh.   06/30/06             286             258
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        309 shs.   06/30/06          92,102               3
                                                                                                    -------------   -------------
                                                                                                        2,511,264       2,439,616
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
  Preferred Membership Interests (B)                                        1,882 uts.   04/29/00           8,395             420
  Common Membership Interests (B)                                          24,318 uts.   04/29/00         108,983           5,442
                                                                                                    -------------   -------------
                                                                                                          117,378           5,862
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging
pharmaceutical products.
  Common Stock (B)                                                            109 shs.          *             503         447,145
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power
injection syringes.
  8.75% Senior Secured Term Note due 2010                                $     355,072   04/30/03         355,072         359,305
  11.5% Senior Subordinated Note due 2011                                $     424,818   04/30/03         399,917         425,076
  Common Stock (B)                                                        126,812 shs.   04/30/03         126,812         348,000
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                     87,672 shs.   04/30/03          40,804         240,591
                                                                                                    -------------   -------------
                                                                                                          922,605       1,372,972
                                                                                                    -------------   -------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and
metal stampings.
  10.6% Senior Secured Revolving Credit
    Facility due 2007 (C)                                                $      86,420   01/07/02          86,420          86,420
  10.6% Senior Secured Tranche A Note due 2007 (C)                       $     558,750   06/26/01         558,750         557,173
  13% Senior Secured Tranche B Note due 2008                             $     648,148   06/26/01         648,148         648,148
  Limited Liability Company Unit                                          324,074 uts.   06/26/01         324,074         974,101
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                    107,036 shs.   06/26/01          79,398         321,728
                                                                                                    -------------   -------------
                                                                                                        1,696,790       2,587,570
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into
the retail and wholesale markets.
  12% Senior Subordinated Note due 2014                                  $   2,393,954   01/12/07       2,233,202       2,335,601
  Limited Liability Company Unit Class A (B)                              156,046 uts.   01/12/07         156,046         148,244
  Limited Liability Company Unit Class C (B)                              112,873 uts.   01/12/07         112,873         107,230
                                                                                                    -------------   -------------
                                                                                                        2,502,121       2,591,075
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.
---------------------------------------------------------------------------------------------------------------------------------
8

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and
indoor synthetic sports flooring and other temporary
flooring products.
  12% Senior Subordinated Note due 2012 (D)                              $   2,001,121          *   $   1,840,888   $   1,000,561
  Limited Partnership Interest (B)                                          7.74% int.         **         189,586            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        174 shs.          *         160,233            --
                                                                                                    -------------   -------------
                                                                                                        2,190,707       1,000,561
                                                                                                    -------------   -------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components
for the global aerospace and defense industries.
  12% Senior Subordinated Note due 2013                                  $   2,185,714   06/15/05       2,101,940       2,207,571
  Common Stock (B)                                                            509 shs.        ***         526,096         743,049
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        103 shs.   06/15/05         100,668         150,287
                                                                                                    -------------   -------------
                                                                                                        2,728,704       3,100,907
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals
targeted at niche applications.
  12% Senior Subordinated Note due 2013                                  $   2,550,000   08/04/05       2,431,943       2,562,147
  Warrant, exercisable until 2013, to purchase
    common stock at $.001 per share (B)                                        20 shs.   08/04/05         137,166          59,609
                                                                                                    -------------   -------------
                                                                                                        2,569,109       2,621,756
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad
range of capital equipment that is used in the extrusion,
conversion, and processing of plastic materials.
  12% Senior Subordinated Note due 2014                                  $   1,847,826   10/30/06       1,731,476       1,862,956
  Limited Partnership Interest (B)                                        702,174 uts.   10/30/06         702,174         667,065
  Warrant, exercisable until 2014, to purchase
    preferred stock at $.01 per share (B)                                      50 shs.   10/30/06          49,830               1
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         34 shs.   10/30/06          34,000            --
                                                                                                    -------------   -------------
                                                                                                        2,517,480       2,530,022
                                                                                                    -------------   -------------
DELTACOM
A provider of integrated communications services in the
southeastern United States.
  13.88% Senior Secured Note due 2009 (C)                                $   2,259,469   07/26/05       2,215,235       2,304,659
  17.38% Senior Secured Note due 2009 (C)                                $     373,249   07/26/05         330,121         371,383
  Warrant, exercisable until 2009, to purchase
    convertible preferred stock at $.03 per share (B)                     102,884 shs.   07/26/05          34,295         573,064
                                                                                                    -------------   -------------
                                                                                                        2,579,651       3,249,106
                                                                                                    -------------   -------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of
industrial magnets and subassemblies in North America
and Europe.
  Common Stock (B)                                                            585 shs.   07/19/01         351,088       1,703,664
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share                                            297 shs.   07/19/01         131,981         863,493
                                                                                                    -------------   -------------
                                                                                                          483,069       2,567,157
                                                                                                    -------------   -------------
  *08/12/04 and 01/18/05.
 **08/12/04 and 01/14/05.
***06/15/05 and 05/22/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                9

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name
automotive security systems, audio products and
installation accessories.
  Common Stock (B)                                                        368,560 shs.          *   $   1,856,534   $   3,258,069
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
  Membership Interests of MM/Lincap
    Diversco Investments Ltd. LLC (B)                                      27.19% int.   08/27/98         734,090            --
  Preferred Stock (B)                                                       3,278 shs.   12/14/01       2,784,133            --
  Warrants, exercisable until 2011, to purchase common
    stock of DHI Holdings, Inc. at $.01 per share (B)                      13,352 shs.         **         403,427            --
                                                                                                    -------------   -------------
                                                                                                        3,921,650            --
                                                                                                    -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the
recreational vehicle market.
  10% Senior Secured Term Note due 2013                                  $     540,000   11/01/06         531,900         535,148
  13% Senior Subordinated Note due 2014                                  $     855,000   11/01/06         763,492         845,949
  Common Stock (B)                                                        180,000 shs.   11/01/06         180,000         171,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     56,514 shs.   11/01/06          78,160             565
                                                                                                    -------------   -------------
                                                                                                        1,553,552       1,552,662
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            6,906 shs.        ***         690,600         814,204
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      2,034 shs.   10/30/03         186,469         239,756
                                                                                                    -------------   -------------
                                                                                                          877,069       1,053,960
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         22 shs.   06/28/04          77,208         157,801
                                                                                                    -------------   -------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
  12% Senior Subordinated Note due 2011                                  $   1,517,857       ****       1,482,327       1,533,036
  Warrant, exercisable until 2011, to purchase
    common stock at $.02 per share (B)                                      4,085 shs.   09/24/04          39,464         101,092
                                                                                                    -------------   -------------
                                                                                                        1,521,791       1,634,128
                                                                                                    -------------   -------------
ELECTRA BICYCLE COMPANY, INC.
A designer and marketer of branded leisure bicycles.
  10.5% Senior Secured Term Note A due 2009                              $     255,061   04/12/07         249,960         252,960
  10.5% Senior Secured Term Note B due 2012                              $     765,182   04/12/07         749,878         755,580
  12% Senior Secured Term Note C due 2012                                $     510,121   04/12/07         474,967         498,830
  Limited Liability Company Unit Series F (B)                              64,597 uts.   04/12/07          64,597          61,367
  LLC Unit Series G (B)                                                     4,990 uts.   04/12/07           4,990           4,741
                                                                                                    -------------   -------------
                                                                                                        1,544,392       1,573,478
                                                                                                    -------------   -------------
   *12/19/05 and 06/17/06.
  **10/24/96 and 08/28/98.
 ***10/30/03 and 01/02/04.
****09/24/04 and 04/20/06.
---------------------------------------------------------------------------------------------------------------------------------
10

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
  Limited Partnership Interest (B)                                          1.32% int.   03/30/00   $     531,250   $      63,750
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                     29,117 shs.   03/30/00         255,000          42,500
                                                                                                    -------------   -------------
                                                                                                          786,250         106,250
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
  Common Stock                                                             90,000 shs.   05/06/04               6            --
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management
services to large self-insured employers.
  12% Senior Subordinated Note due 2014                                  $   2,390,625   06/01/06       2,231,170       2,396,936
  Preferred Unit (B)                                                          158 uts.   06/01/06         157,768         142,002
  Common Unit (B)                                                           1,594 uts.   06/01/06           1,594           1,434
  Common Unit Class B (B)                                                   1,386 uts.   06/01/06         122,361         110,125
                                                                                                    -------------   -------------
                                                                                                        2,512,893       2,650,497
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated
sheet material for the food and consumer products
packaging industries.
  10% Senior Secured Term Note due 2013                                  $     918,385   04/13/06         904,609         913,643
  14% Senior Subordinated Note due 2014                                  $     555,059   04/13/06         499,784         552,920
  Common Stock (B)                                                        109,436 shs.   04/13/06         109,436          98,492
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     30,940 shs.   04/13/06          48,433             309
                                                                                                    -------------   -------------
                                                                                                        1,562,262       1,565,364
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A provider of site development services to residential
homebuilders and developers in the Raleigh/Durham
region of North Carolina.
  12% Senior Subordinated Note due 2013                                  $   2,365,217   02/03/06       2,148,685       2,311,256
  Common Stock (B)                                                            185 shs.   02/03/06         184,783          66,143
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        254 shs.   02/03/06         208,435          90,928
                                                                                                    -------------   -------------
                                                                                                        2,541,903       2,468,327
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for
a wide variety of commercial vehicles.
  12% Senior Subordinated Note due 2014                                  $   2,337,500   01/31/06       2,184,365       2,294,176
  Common Stock (B)                                                        212,500 shs.   01/31/06         212,500         274,331
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                    138,408 shs.   01/31/06         119,213         178,680
                                                                                                    -------------   -------------
                                                                                                        2,516,078       2,747,187
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and
wood furniture.
  12% Senior Subordinated Note due 2013                                  $   2,210,000   02/10/06       2,060,710       2,029,514
  Common Stock (B)                                                            340 shs.   02/10/06         340,000         272,000
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        126 shs.   02/10/06         116,875               1
                                                                                                    -------------   -------------
                                                                                                        2,517,585       2,301,515
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               11

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
  Series A Preferred Units (B)                                              1.19% int.   07/21/94   $     367,440   $        --
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
  12.5% Senior Subordinated Note due 2012                                $   2,043,269          *       1,885,343       2,045,502
  Common Stock (B)                                                             63 shs.          *          62,742          87,922
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                        200 shs.          *         199,501         279,574
                                                                                                    -------------   -------------
                                                                                                        2,147,586       2,412,998
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
  12% Senior Secured Note due 2008                                       $   1,644,444   03/01/04       1,646,101         832,222
  Common Stock (B)                                                            228 shs.   06/01/00         262,200            --
                                                                                                    -------------   -------------
                                                                                                        1,908,301         832,222
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
  13% Senior Subordinated Note due 2008                                  $     963,687   08/04/00         933,902         954,050
  Limited Partnership Interest of
    Saw Mill Capital Fund II, L.P. (B)                                      2.50% int.   08/03/00         886,352         615,109
  Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                                       50,870 shs.   08/04/00         115,412         123,530
                                                                                                    -------------   -------------
                                                                                                        1,935,666       1,692,689
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets
and containers.
  12% Senior Subordinated Note due 2011                                  $   1,593,750   12/15/04       1,517,399       1,609,590
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      1,121 shs.   12/15/04         101,109         193,778
                                                                                                    -------------   -------------
                                                                                                        1,618,508       1,803,368
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the
custom framing market.
  13.5% Senior Subordinated Note due 2013                                $   2,446,734   05/25/06       2,333,985       2,414,846
  Common Stock (B)                                                        134,210 shs.   05/25/06         134,210         120,789
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     82,357 shs.   05/25/06          71,534             824
                                                                                                    -------------   -------------
                                                                                                        2,539,729       2,536,459
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio
doors throughout the northwestern United States.
  12% Senior Subordinated Note due 2014                                  $   2,318,000   03/14/07       2,114,030       2,262,310
  Common Stock (B)                                                            232 shs.   03/13/07         232,000         220,400
  Warrant, exercisable until 2017, to purchase
    common stock at $.01 per share (B)                                        167 shs.   03/14/07         162,260               2
                                                                                                    -------------   -------------
                                                                                                        2,508,290       2,482,712
                                                                                                    -------------   -------------
*06/30/04 and 08/19/04.
---------------------------------------------------------------------------------------------------------------------------------
12

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
  8.86% Senior Secured Tranche A Note due 2008 (C)                       $     238,503   06/16/00   $     238,503   $     236,445
  12% Senior Secured Tranche B Note due 2008                             $     550,392   06/16/00         542,268         550,392
  Limited Partnership Interest of
    Riverside XVI Holding Company, L.P. (B)                                 5.29% int.   06/12/00         333,490         527,499
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                      1,108 shs.   06/12/00          45,866         176,828
                                                                                                    -------------   -------------
                                                                                                        1,160,127       1,491,164
                                                                                                    -------------   -------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
  12% Senior Subordinated Note due 2012                                  $   1,831,548   02/27/04       1,705,068       1,849,863
  Common Stock                                                                 12 shs.   02/27/04          12,871         314,850
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share                                             11 shs.   02/27/04           7,793         288,181
                                                                                                    -------------   -------------
                                                                                                        1,725,732       2,452,894
                                                                                                    -------------   -------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
  12.5% Senior Subordinated Note due 2008 (D)                            $   3,845,000          *       3,587,623            --
  Common Stock (B)                                                          5,800 shs.          *         406,003            --
  Warrant, exercisable until 2008, to purchase
    common stock at $.11 per share (B)                                     15,572 shs.          *         602,127            --
                                                                                                    -------------   -------------
                                                                                                        4,595,753            --
                                                                                                    -------------   -------------
MAGNATECH INTERNATIONAL, INC.
A supplier of process equipment and related parts used
in the manufacturing of medium and high-pressure
reinforced hoses.
  12% Senior Subordinated Note due 2014                                  $   1,168,750   04/05/06       1,090,671       1,177,821
  13% Preferred Stock (B)                                                     565 shs.   04/05/06         565,335         638,823
  Common Stock (B)                                                            125 shs.   04/05/06         125,048         431,235
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         13 shs.   04/05/06          12,905          44,486
                                                                                                    -------------   -------------
                                                                                                        1,793,959       2,292,365
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services,
lettershop services, and commercial printing services.
  12.5% Senior Subordinated Note due 2014                                $     975,000   05/04/07         912,469         944,414
  Limited Liability Company Unit (B)                                       23,000 uts.   05/04/07         300,000         285,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      3,375 shs.   05/04/07          43,031              34
                                                                                                    -------------   -------------
                                                                                                        1,255,500       1,229,448
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
  9.85% Senior Secured Tranche A Note due 2010 (C)                       $     596,118   09/03/04         596,118         598,568
  12% Senior Secured Tranche B Note due 2011                             $     313,433   09/03/04         285,031         312,211
  Limited Partnership Interest (B)                                          7.84% int.   09/03/04          58,769          48,568
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        425 shs.   09/03/04          39,473          35,091
                                                                                                    -------------   -------------
                                                                                                          979,391         994,438
                                                                                                    -------------   -------------
*12/23/98 and 01/28/99.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
  12% Senior Subordinated Note due 2012                                  $     962,215   09/30/04   $     893,472   $     979,120
  8.75% Senior Subordinated Note due 2012                                $   1,155,562   09/30/04       1,155,562       1,178,330
  Common Stock (B)                                                        381,672 shs.   09/30/04         381,672       1,320,233
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    153,572 shs.   09/30/04          90,897         531,216
                                                                                                    -------------   -------------
                                                                                                        2,521,603       4,008,899
                                                                                                    -------------   -------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
  8% Preferred Stock (B)                                                       84 shs.   10/28/04          83,658          83,066
  Common Stock (B)                                                         26,185 shs.   10/28/04          35,088         117,168
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     84,637 shs.   05/01/03          40,675         378,719
                                                                                                    -------------   -------------
                                                                                                          159,421         578,953
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a
value-added supplier of metal tubing and bars.
  12% Senior Subordinated Note due 2013                                  $   2,685,614          *       2,533,796       2,701,446
  Common Stock (B)                                                            450 shs.          *         450,000         390,850
  Warrant, exercisable until 2013, to purchase
    common stock at $.02 per share (B)                                        164 shs.          *         162,974         142,426
                                                                                                    -------------   -------------
                                                                                                        3,146,770       3,234,722
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial
furniture manufacturers and architectural and design firms.
  12% Senior Subordinated Note due 2014                                  $   1,168,847   08/04/06       1,045,167       1,168,300
  Limited Partnership Interest (B)                                        106,153 uts.   08/04/06         106,153          95,538
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      1,107 shs.   08/04/06         107,109              11
                                                                                                    -------------   -------------
                                                                                                        1,258,429       1,263,849
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood,
and electric hearth products and accessories.
  12% Senior Subordinated Note due 2014                                  $   2,550,000   03/31/06       2,373,166       2,401,939
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        152 shs.   03/31/06         138,125               2
                                                                                                    -------------   -------------
                                                                                                        2,511,291       2,401,941
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal
fabricated components.
  12% Senior Subordinated Note due 2014                                  $   2,440,909   08/25/06       2,251,029       2,362,544
  Common Stock (B)                                                        109,091 shs.   08/25/06         109,090          87,273
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                    173,633 shs.   08/25/06         149,940           1,736
                                                                                                    -------------   -------------
                                                                                                        2,510,059       2,451,553
                                                                                                    -------------   -------------
*08/12/05 and 09/11/06.
---------------------------------------------------------------------------------------------------------------------------------
14

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
MOSS, INC.
A manufacturer and distributor of large display and
exhibit structures.
  Limited Partnership Interest of
    Riverside Capital Appreciation Fund I, L.P. (B)                        33.59% int.          *   $     348,620   $     406,235
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                        214 shs.   12/21/05          36,647          24,940
                                                                                                    -------------   -------------
                                                                                                          385,267         431,175
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the
United States.
  12% Senior Subordinated Note due 2014                                  $     625,000   02/24/06         579,139         547,703
  Limited Liability Company Unit (B)                                          825 uts.         **         825,410         660,328
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                         48 shs.   02/24/06          37,188            --
                                                                                                    -------------   -------------
                                                                                                        1,441,737       1,208,031
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
  12% Senior Subordinated Note due 2014                                  $   1,234,551   05/28/04       1,131,964       1,211,533
  8.75% Senior Secured Note due 2011                                     $     716,292   05/28/04         716,292         712,302
  Common Stock (B)                                                        674,157 shs.   05/28/04         674,157         573,033
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    203,912 shs.   05/28/04         130,789           2,039
                                                                                                    -------------   -------------
                                                                                                        2,653,202       2,498,907
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection
molded precision components used in industrial, consumer,
and other applications.
  12% Senior Subordinated Note due 2014                                  $   1,530,000   02/02/07       1,408,570       1,477,221
  Limited Partnership Interest of
    Saw Mill PCG Partners LLC (B)                                           1,020 uts.   02/01/07       1,020,000         969,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         91 shs.   02/02/07          90,830               1
                                                                                                    -------------   -------------
                                                                                                        2,519,400       2,446,222
                                                                                                    -------------   -------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
  12.25% Senior Subordinated Note due 2012                               $   1,863,462   03/29/04       1,856,139       1,873,544
  10% Preferred Stock (B)                                                     255 shs.   03/29/04         255,083         256,028
  Common Stock (B)                                                          6,455 shs.   03/29/04           6,455         146,134
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                      8,622 shs.   03/29/04           7,323         195,195
                                                                                                    -------------   -------------
                                                                                                        2,125,000       2,470,901
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
  9% Senior Secured Note due 2009                                        $     812,500   01/28/02         812,500         771,875
  11.5% Senior Subordinated Note due 2012                                $   1,500,000   01/28/02       1,405,912         750,000
  Common Stock (B)                                                        312,500 shs.   01/28/02         312,500            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    243,223 shs.   01/28/02         162,045            --
                                                                                                    -------------   -------------
                                                                                                        2,692,957       1,521,875
                                                                                                    -------------   -------------
 *09/20/00, 05/23/02, and 02/21/07.
**02/24/06 and 06/22/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
O R S NASCO HOLDING, INC.
A wholesale distributor of industrial supplies in
North America.
  13% Senior Subordinated Note due 2013                                  $   2,372,732   12/20/05   $   2,237,450   $   2,420,187
  Common Stock (B)                                                        177,268 shs.   12/20/05         177,268         324,347
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                     99,771 shs.   12/20/05          98,773         182,551
                                                                                                    -------------   -------------
                                                                                                        2,513,491       2,927,085
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision
automated process equipment for the medical device
industry, with a focus on defibrillators and stents.
  10% Senior Secured Note due 2012                                       $     565,452   01/03/06         556,970         562,715
  13% Senior Subordinated Note due 2013                                  $     687,241   01/03/06         618,172         683,885
  Common Stock (B)                                                        322,307 shs.   01/03/06         322,307         290,076
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     75,378 shs.   01/03/06          62,824             754
                                                                                                    -------------   -------------
                                                                                                        1,560,273       1,537,430
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and
British Columbia.
  12% Senior Subordinated Note due 2008                                  $   1,241,000   08/07/98       1,241,000       1,213,955
  12% Senior Subordinated Note due 2008                                  $     307,071   02/09/00         301,894         303,401
  Limited Partnership Interest of Riverside VIII,
    VIII-A and VIII-B Holding Company, L.P.                                20.57% int.          *       1,555,992       1,555,626
  Warrants, exercisable until 2007 and 2008, to purchase
    common stock at $.01 per share (B)                                     28,648 shs.         **         389,188          59,302
                                                                                                    -------------   -------------
                                                                                                        3,488,074       3,132,284
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious
vehicles and related accessories.
  13% Senior Subordinated Note due 2013                                  $   1,977,885   01/17/06       1,793,563       1,985,065
  Limited Liability Company Unit (B)                                        3,667 uts.   01/17/06         572,115         716,565
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        619 shs.   01/17/06         170,800         120,981
                                                                                                    -------------   -------------
                                                                                                        2,536,478       2,822,611
                                                                                                    -------------   -------------
OVERTON'S HOLDING COMPANY
A marketer of marine and water sports accessories in the
United States.
  12% Senior Subordinated Note due 2014                                  $   1,817,308   04/28/06       1,705,302       1,800,898
  Common Stock (B)                                                             95 shs.   04/28/06          95,000          85,500
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         94 shs.   04/28/06          83,720               1
                                                                                                    -------------   -------------
                                                                                                        1,884,022       1,886,399
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and
overhaul services to the aerospace gas turbine engine and
airframe markets.
  14% Senior Subordinated Note due 2014                                  $   2,200,163   07/03/06       2,092,666       2,245,057
  Preferred Unit (B)                                                          382 uts.   07/03/06         382,150         363,043
  Preferred Unit (B)                                                           69 uts.   07/03/06          68,790          65,351
  Common Unit Class I (B)                                                     148 uts.   07/03/06            --                 1
  Common Unit Class L (B)                                                      31 uts.   07/03/06            --              --
                                                                                                    -------------   -------------
                                                                                                        2,543,606       2,673,452
                                                                                                    -------------   -------------
 *08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/09/00.
---------------------------------------------------------------------------------------------------------------------------------
16

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general
industrial, medical, and food industries.
  12% Senior Subordinated Note due 2013                                  $   2,295,000   03/31/06   $   2,151,549   $   2,318,538
  Preferred Stock (B)                                                          36 shs.   03/31/06         329,596         353,532
  Common Stock (B)                                                             23 shs.   03/31/06          25,500          37,502
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         13 shs.   03/31/06          11,122          21,815
                                                                                                    -------------   -------------
                                                                                                        2,517,767       2,731,387
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous
oxygen and nitrogen generating systems used in the global
defense, oil & gas and medical sectors.
  12% Senior Subordinated Note due 2012                                  $   1,304,624   04/27/07       1,188,373       1,286,075
  Limited Liability Company Unit (B)                                     1,754,707 uts.  04/27/07          63,233          60,011
                                                                                                    -------------   -------------
                                                                                                        1,251,606       1,346,086
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
  12% Senior Subordinated Note due 2008                                  $   2,125,000   12/19/00       2,050,154       2,118,449
  Membership Interests of MM/Lincap
    PPI Investments, Inc., LLC (B)                                          2.42% int.   12/21/00         265,625         421,510
                                                                                                    -------------   -------------
                                                                                                        2,315,779       2,539,959
                                                                                                    -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum
extruded products.
  12% Senior Subordinated Note due 2014                                  $   2,040,000   10/02/06       1,891,572       2,052,664
  Limited Liability Company Unit (B)                                        1,384 uts.   10/02/06         510,000         484,497
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                        344 shs.   10/02/06         124,644               3
                                                                                                    -------------   -------------
                                                                                                        2,526,216       2,537,164
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
  9.8% Redeemable Exchangeable Preferred Stock (B)                          1,004 shs.   08/12/94         100,350            --
  Common Stock (B)                                                          2,600 shs.          *         126,865            --
                                                                                                    -------------   -------------
                                                                                                          227,215            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and
chassis products.
  12% Senior Subordinated Note due 2012                                  $   1,770,833   05/28/04       1,505,478       1,746,283
  Common Stock                                                            354,166 shs.   05/28/04         354,166         121,880
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share                                        377,719 shs.   05/28/04         377,719         129,985
                                                                                                    -------------   -------------
                                                                                                        2,237,363       1,998,148
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major
restaurant chains and their franchisees.
  14% Senior Subordinated Note due 2012 (D)                              $   1,893,563   07/09/04       1,844,035            --
  Limited Partnership Interest (B)                                          9.26% int.   07/09/04         259,146            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        528 shs.   07/09/04          49,060            --
                                                                                                    -------------   -------------
                                                                                                        2,152,241            --
                                                                                                    -------------   -------------
*08/12/94 and 11/14/01.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold
under a variety of licensed brand names.
  12.5% Senior Subordinated Note due 2014                                $   2,267,190   12/15/06   $   2,090,363   $   2,301,028
  Limited Liability Company Unit (B)                                        2,828 uts.   12/15/06         282,810         268,670
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                          3 shs.   12/15/06         131,482            --
                                                                                                    -------------   -------------
                                                                                                        2,504,655       2,569,698
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive
grinding wheels in the United States.
  12% Senior Subordinated Note due 2014                                  $   2,260,638   02/10/06       2,108,982       2,328,457
  Common Stock (B)                                                        289,362 shs.   02/10/06         289,362         260,425
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                    131,555 shs.   02/10/06         119,795           1,315
                                                                                                    -------------   -------------
                                                                                                        2,518,139       2,590,197
                                                                                                    -------------   -------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and
foodservice channels.
  13% Senior Subordinated Note due 2011 (D)                              $   1,841,667   09/29/04       1,683,764       1,473,334
  Limited Liability Company Unit (B)                                      470,176 uts.          *         712,899            --
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     23,575 shs.   09/29/04         157,903            --
                                                                                                    -------------   -------------
                                                                                                        2,554,566       1,473,334
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
  12.5% Senior Subordinated Notes due 2011                               $   1,062,500   11/14/03         979,090       1,083,750
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        140 shs.   11/14/03         122,946         160,930
                                                                                                    -------------   -------------
                                                                                                        1,102,036       1,244,680
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
  Class B Common Stock (B)                                                  1,480 shs.   06/02/99         256,212       1,159,152
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
  12% Senior Subordinated Note due 2012                                  $   1,538,793   09/10/04       1,450,650       1,579,089
  Common Stock (B)                                                            586 shs.   09/10/04         586,207         812,954
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        134 shs.   09/10/04         113,578         185,304
                                                                                                    -------------   -------------
                                                                                                        2,150,435       2,577,347
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
  Limited Partnership Interest of MHD Holdings LLC                          1.43% int.   08/29/00         684,724            --
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative
carpets and rugs.
  12.13% Senior Subordinated Note due 2014                               $   2,239,024   08/01/06       2,106,847       2,218,922
  Common Stock (B)                                                            311 shs.   08/01/06         310,976         279,882
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        104 shs.   08/01/06          93,293               1
                                                                                                    -------------   -------------
                                                                                                        2,511,116       2,498,805
                                                                                                    -------------   -------------
*09/29/04, 06/04/07 and 06/14/07.
---------------------------------------------------------------------------------------------------------------------------------
18

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                    106,539 shs.   01/14/00   $     658,751   $        --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
  Limited Liability Company Unit (B)                                        1.99% int.   08/20/03          63,207          14,100
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     86,780 shs.   08/21/03          19,359          19,359
                                                                                                    -------------   -------------
                                                                                                           82,566          33,459
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services
to the North American railroad industry.
  13% Senior Subordinated Note due 2013                                  $   2,217,385   10/14/05       1,918,512       2,261,733
  Common Stock (B)                                                          2,203 shs.   10/14/05           2,203         704,634
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                      1,167 shs.   10/14/05         294,403         373,268
                                                                                                    -------------   -------------
                                                                                                        2,215,118       3,339,635
                                                                                                    -------------   -------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing.
  8.61% Senior Secured Tranche B Note due 2012 (C)                       $   1,450,043        * 1        ,444,894       1,436,260
  10.5% Senior Secured Tranche B Note due 2012 (C)                       $      75,986          *          75,986          75,264
  12% Senior Subordinated Note due 2014                                  $   1,162,110         **       1,107,665       1,152,219
  Limited Partnership Interest of
    Saw Mill Capital Fund V, L.P.                                           2.30% int.   03/01/05         116,285         131,836
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                         72 shs.   04/28/06          60,597          32,959
                                                                                                    -------------   -------------
                                                                                                        2,805,427       2,828,538
                                                                                                    -------------   -------------
TOTAL EQUIPMENT & SERVICE, INC.
A manufacturer of a wide variety of equipment used in the
oil and gas industry.
  10.5% Senior Secured Term Note due 2013                                $     851,351   03/02/07         838,580         832,988
  13% Senior Subordinated Note due 2014                                  $     598,450   03/02/07         490,608         582,077
  Common Stock (B)                                                        125,199 shs.   03/02/07         125,199         118,939
  Warrant, exercisable until 2014 to purchase
    common stock at $.01 per share (B)                                     34,533 shs.   03/02/07          95,873             345
                                                                                                    -------------   -------------
                                                                                                        1,550,260       1,534,349
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies,
such as safety products, janitorial supplies, work
apparel, washroom and restroom supplies and sanitary
care products.
  13% Senior Subordinated Note due 2009                                  $   2,712,000   02/05/98       2,594,178       2,712,000
  Common Stock (B)                                                            630 shs.   02/04/98         630,000         217,510
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                        444 shs.   02/05/98         368,832         153,293
                                                                                                    -------------   -------------
                                                                                                        3,593,010       3,082,803
                                                                                                    -------------   -------------
 *04/28/06 and 12/21/06.
**04/28/06 and 09/13/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
  12% Senior Subordinated Note due 2013                                  $   1,734,000   08/31/05   $   1,666,702   $   1,761,187
  Common Stock (B)                                                          1,078 shs.          *       1,078,450       1,075,342
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         86 shs.   08/31/05          77,485          85,692
                                                                                                    -------------   -------------
                                                                                                        2,822,637       2,922,221
                                                                                                    -------------   -------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
  10.5% Senior Secured Term Note due 2008                                $     395,108   01/20/00         395,108         397,197
  12% Senior Subordinated Note due 2010                                  $   1,326,500   01/20/00       1,294,200       1,353,770
  Common Stock (B)                                                        227,400 shs.   01/20/00         227,400         941,912
  Warrant, exercisable until 2010, to purchase
    common stock at $1 per share (B)                                      260,563 shs.   01/20/00          98,540       1,079,276
                                                                                                    -------------   -------------
                                                                                                        2,015,248       3,772,155
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and
medium duty trucks, primarily dump bodies, hoists,
various forms of flat-bed bodies, landscape bodies and
other accessories.
  12% Senior Subordinated Note due 2013                                  $   2,309,541         **       2,163,143       2,311,480
  Common Stock (B)                                                            742 shs.         **         800,860       1,268,905
  Warrant, exercisable until 2013, to purchase
    common stock at $.02 per share (B)                                        153 shs.         **         159,894         262,075
                                                                                                    -------------   -------------
                                                                                                        3,123,897       3,842,460
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
  12.5% Senior Subordinated Note due 2010                                $   1,062,500   04/11/03       1,013,169       1,073,125
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                      5,781 shs.   04/11/03          87,438         274,574
                                                                                                    -------------   -------------
                                                                                                        1,100,607       1,347,699
                                                                                                    -------------   -------------
U S S HOLDINGS, INC.
A producer of high grade industrial and specialty
silica sands.
  14% Redeemable Preferred Stock (B)                                          997 shs.   09/30/99         545,858         933,236
  Convertible Preferred Stock Series A and B, convertible
    into common stock at $8.02 per share (B)                              145,446 shs.   12/19/96       1,166,830            --
  Common Stock (B)                                                         20,027 shs.   09/30/99         799,068            --
  Warrants, exercisable until 2010 to
    purchase common stock at $.01 per share (B)                             4,918 shs.        ***         128,372            --
                                                                                                    -------------   -------------
                                                                                                        2,640,128         933,236
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice
making, wine storage and refrigeration appliances.
  12.5% Senior Subordinated Note due 2012                                $   1,882,100   04/30/04       1,724,624       1,882,100
  Common Stock (B)                                                            182 shs.   04/30/04         182,200         200,064
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        230 shs.   04/30/04         211,735         253,010
                                                                                                    -------------   -------------
                                                                                                        2,118,559       2,335,174
                                                                                                    -------------   -------------
  *08/31/05 and 04/30/07.
 **07/19/05 and 12/22/05.
***12/19/96 and 09/30/99.
---------------------------------------------------------------------------------------------------------------------------------
20

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests
in other entities.
  Series A Preferred Units                                                  0.15% int.   12/02/96   $           1   $        --
                                                                                                    -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures
for the aerospace industry.
  10.5% Senior Secured Term Loan due 2013                                $     802,941   05/17/07         790,897         788,895
  13% Senior Subordinated Note due 2014                                  $     648,530   05/17/07         581,088         640,182
  Common Stock (B)                                                        123,529 shs.   05/17/07         123,529         117,353
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     35,006 shs.   05/17/07          55,055             350
                                                                                                    -------------   -------------
                                                                                                        1,550,569       1,546,780
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
  15% Senior Subordinated Note due 2011                                  $   2,028,834   09/24/04       1,879,355       1,825,951
  Common Stock (B)                                                         26,456 shs.          *         264,558         211,648
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     23,787 shs.   09/24/04         186,883         190,295
                                                                                                    -------------   -------------
                                                                                                        2,330,796       2,227,894
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags.
  12.5% Senior Subordinated Note due 2012                                $   1,700,000   07/19/04       1,483,065       1,553,477
  Limited Liability Company Unit Class A (B)                                1.75% int.   07/19/04         414,375         224,968
  Limited Liability Company Unit Class B (B)                                0.77% int.   07/19/04         182,935          99,317
                                                                                                    -------------   -------------
                                                                                                        2,080,375       1,877,762
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting
goods apparel.
  12.36% Senior Subordinated Lien Note due 2009 (C)                      $     652,413   07/12/04         652,413         653,258
  14% Senior Subordinated Note due 2012                                  $   1,085,380   07/12/04       1,082,856       1,107,088
  Limited Partnership Interest (B)                                          0.40% int.   07/12/04          37,280         787,109
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      4,029 shs.   07/12/04           2,833          85,060
                                                                                                    -------------   -------------
                                                                                                        1,775,382       2,632,515
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
  12.13% Senior Subordinated Note due 2014                               $   1,721,250   11/30/06       1,603,666       1,664,249
  Common Stock (B)                                                            191 shs.   11/30/06         191,250         181,688
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         95 shs.   11/30/06          86,493               1
                                                                                                    -------------   -------------
                                                                                                        1,881,409       1,845,938
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
  13% Senior Subordinated Note due 2015                                  $   1,159,196   05/14/07       1,053,084       1,127,813
  Limited Partnership Interests (B)                                       115,804 uts.   05/14/07         115,804         110,014
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                         88 shs.   05/14/07          83,462               1
                                                                                                    -------------   -------------
                                                                                                        1,252,350       1,237,828
                                                                                                    -------------   -------------
    TOTAL PRIVATE PLACEMENT INVESTMENTS                                                             $ 182,852,674   $ 180,957,476
                                                                                                    -------------   -------------
*09/24/04 and 12/22/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
June 30, 2007
(Unaudited)

                                                                                       Shares or
                                                              Interest     Due         Principal
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Rate        Date          Amount          Cost         Fair Value
                                                              -------    --------    ------------    ------------    ------------
RULE 144A SECURITIES - 6.54%:

BONDS - 6.54%

  American Tire Distributor (C)                               11.600%    04/01/12    $  1,000,000    $    950,000    $  1,010,000
  Aramark Corporation                                          8.500     02/01/15         200,000         200,000         203,000
  Aramark Corporation (C)                                      8.836     02/01/15         200,000         200,000         203,000
  Bombardier, Inc.                                             6.300     05/01/14       1,000,000         890,000         950,000
  Bristow Group, Inc.                                          7.500     09/15/17         150,000         150,000         150,375
  Calpine Corporation                                          8.750     07/15/13         500,000         465,000         540,000
  Chaparral Energy, Inc.                                       8.875     02/01/17       1,500,000       1,491,780       1,481,250
  Charter Communications Op LLC                                8.000     04/30/12         250,000         249,375         253,125
  Community Health Systems                                     8.875     07/15/15         900,000         893,646         912,375
  Douglas Dynamics LLC                                         7.750     01/15/12         630,000         633,000         598,500
  G F S I, Inc. (C)                                           11.500     06/01/11         750,000         682,541         772,500
  H C A, Inc.                                                  9.250     11/15/16         975,000         991,787       1,038,375
  Hawker Beechcraft Acquisition Co.                            9.750     04/01/17         750,000         778,000         783,750
  Kar Holdings, Inc.                                           8.750     05/01/14          50,000          50,000          49,000
  Kar Holdings, Inc.                                          10.000     05/01/15         100,000         100,000          97,500
  Packaging Dynamics Corporation of America                   10.000     05/01/16       1,250,000       1,256,607       1,256,250
  Rental Service Corporation                                   9.500     12/01/14       1,000,000       1,013,763       1,020,000
  Rite Aid Corporation                                         9.500     02/01/15         600,000         593,326         576,000
  Steel Dynamics, Inc.                                         6.750     04/01/15         200,000         200,000         194,500
  Stewart & Stevenson LLC                                     10.000     07/15/14       1,500,000       1,539,351       1,567,500
  Tenaska Alabama Partners LP                                  7.000     06/30/21         342,701         342,701         350,662
  Tesoro Petroleum Corporation                                 6.500     06/01/17         500,000         500,000         488,750
  Tube City IMS Corporation                                    9.750     02/01/15         625,000         649,424         640,625
  Tunica-Biloxi Gaming Authority                               9.000     11/15/15       1,000,000       1,031,048       1,045,000
  Valassis Communications, Inc.                                8.250     03/01/15         790,000         770,850         770,250
                                                                                                     ------------    ------------
    TOTAL BONDS                                                                                      $ 16,622,199      16,952,287
                                                                                                     ------------    ------------
COMMON STOCK - 0.00%
  Jordan Telecom Products (B)                                                                  70    $     14,000            --
                                                                                                     ------------    ------------
    TOTAL COMMON STOCK                                                                                     14,000            --
                                                                                                     ------------    ------------
WARRANTS - 0.00%
  Winsloew Furniture, Inc. (B)                                                                900    $          9    $       --
                                                                                                     ------------    ------------
    TOTAL WARRANTS                                                                                              9            --
                                                                                                     ------------    ------------
TOTAL RULE 144A SECURITIES                                                                             16,636,208      16,952,287
                                                                                                     ------------    ------------
    TOTAL CORPORATE RESTRICTED SECURITIES                                                            $199,488,882    $197,909,763
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
22

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
June 30, 2007
(Unaudited)

                                                              Interest     Due         Principal
CORPORATE PUBLIC SECURITIES - 27.53%: (A)                      Rate        Date          Amount          Cost        Market Value
                                                              -------    --------    ------------    ------------    ------------
BONDS - 25.43%
  A M C Entertainment, Inc.                                   11.000%    02/01/16    $    815,000    $    817,344    $    900,575
  Activant Solutions, Inc.                                     9.500     05/01/16         150,000         150,000         147,375
  Affinia Group, Inc.                                          9.000     11/30/14       1,010,000         936,110         989,800
  Alamosa Delaware, Inc.                                      11.000     07/31/10         325,000         328,304         344,328
  Alamosa Delaware, Inc.                                       8.500     01/31/12         400,000         400,000         420,048
  ALH Fin LLC / ALH Fin Corporation                            8.500     01/15/13       1,550,000       1,519,557       1,538,375
  Allied Waste NA                                              7.875     04/15/13       1,000,000       1,020,744       1,011,250
  Appleton Papers, Inc.                                        8.125     06/15/11         300,000         300,000         309,000
  Atlas Pipeline Partners                                      8.125     12/15/15         200,000         200,000         199,500
  Bally Total Fitness Holdings Corporation                     9.875     10/15/07         135,000         128,925         132,638
  Basic Energy Services                                        7.125     04/15/16         225,000         225,000         214,875
  Blockbuster, Inc. (C)                                        9.000     09/01/12         475,000         475,848         439,375
  Brigham Exploration Co.                                      9.625     05/01/14         700,000         690,403         694,750
  CCH I Holdings LLC                                          11.125     01/15/14       2,000,000       1,573,688       1,935,000
  Cablevision Systems Corporation                              8.000     04/15/12       1,000,000       1,012,540         987,500
  Cenveo Corporation                                           7.875     12/01/13       1,100,000       1,100,000       1,078,000
  Cincinnati Bell, Inc.                                        8.375     01/15/14       1,100,000       1,007,500       1,111,000
  Clayton Williams Energy, Inc.                                7.750     08/01/13         800,000         800,000         736,000
  Dave and Buster's, Inc.                                     11.250     03/15/14       1,500,000       1,536,655       1,537,500
  Del Monte Corporation                                        8.625     12/15/12         225,000         225,000         232,313
  Dynegy Holdings, Inc.                                        6.875     04/01/11         500,000         422,500         491,250
  Dynegy Holdings, Inc.                                        8.375     05/01/16         330,000         330,000         322,575
  Edison Mission Energy                                        7.750     06/15/16          55,000          55,000          54,725
  Esterline Technologies                                       7.750     06/15/13         200,000         200,000         202,000
  Flextronics International Ltd.                               6.500     05/15/13         400,000         400,000         377,000
  Ford Motor Credit Co.                                        7.375     10/28/09       1,250,000       1,246,875       1,240,820
  Ford Motor Credit Co.                                        8.000     12/15/16         300,000         294,966         286,548
  Freeport-McMoran Copper & Gold                               8.375     04/01/17         385,000         385,000         410,988
  Gencorp, Inc.                                                9.500     08/15/13         259,000         259,000         277,130
  General Motors Acceptance Corporation                        7.750     01/19/10       1,250,000       1,286,733       1,265,416
  General Motors Corporation                                   8.250     07/15/23       1,500,000       1,388,750       1,366,875
  Goodyear Tire & Rubber Co.                                   7.857     08/15/11       1,400,000       1,342,750       1,428,000
  GulfMark Offshore, Inc.                                      7.750     07/15/14         565,000         562,599         570,650
  Hawaiian Telcom Communication                               12.500     05/01/15       1,425,000       1,565,267       1,617,375
  Idearc, Inc.                                                 8.000     11/15/16         600,000         600,000         606,000
  Inergy LP                                                    8.250     03/01/16         150,000         150,000         154,125
  Interline Brands, Inc.                                       8.125     06/15/14         325,000         322,670         327,438
  Iron Mountain, Inc.                                          8.750     07/15/18       1,065,000       1,099,094       1,096,950
  Koppers, Inc.                                                9.875     10/15/13         477,000         477,000         509,198
  Land O'Lakes, Inc.                                           9.000     12/15/10         750,000         750,000         789,375
  Lazard LLC                                                   7.125     05/15/15         750,000         749,408         773,643
  Leucadia National Corporation                                7.000     08/15/13         650,000         660,353         637,000
  Liberty Media Corporation                                    5.700     05/15/13       1,000,000         951,610         939,915
  Mac-Gray Corporation                                         7.625     08/15/15         600,000         600,000         603,000
  Majestic Star Casino LLC                                     9.500     10/15/10         500,000         500,000         520,000
  Manitowoc Company, Inc.                                      7.125     11/01/13         200,000         200,000         200,500
  Mariner Energy, Inc.                                         8.000     05/15/17         800,000         805,428         794,000
  Markwest Energy Operating Co.                                6.875     11/01/14         775,000         763,000         732,375
  Mediacom Broadband LLC                                       8.500     10/15/15       1,000,000       1,021,448       1,005,000
  Metaldyne Corporation                                       11.000     06/15/12         750,000         601,250         765,000
  Metaldyne Corporation (C)                                   10.000     11/01/13         510,000         513,309         540,600
  N R G Energy, Inc.                                           7.375     02/01/16         175,000         175,000         175,438
  N T L Cable PLC                                              9.125     08/15/16         980,000       1,002,280       1,026,550
  Nalco Co.                                                    7.750     11/15/11         500,000         500,000         503,750
  Neiman Marcus Group, Inc.                                   10.375     10/15/15       1,250,000       1,250,000       1,375,000
  Newark Group, Inc.                                           9.750     03/15/14         850,000         796,863         864,875
  North American Energy Partners                               8.750     12/01/11         400,000         400,000         404,000
  NOVA Chemicals Corporation (C)                               8.484     11/15/13         475,000         475,000         475,000
  O E D Corp./Diamond Jo Company Guarantee                     8.750     04/15/12       1,000,000         985,960       1,000,000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
June 30, 2007
(Unaudited)

                                                              Interest     Due         Principal
CORPORATE PUBLIC SECURITIES:(A)(Continued)                     Rate        Date          Amount          Cost        Market Value
                                                              -------    --------    ------------    ------------    ------------
BONDS, CONTINUED
  Offshore Logistics, Inc.                                     6.125%    06/15/13    $    450,000    $    450,000    $    424,125
  P Q Corporation                                              7.500     02/15/13       1,100,000       1,088,750       1,166,000
  Pacific Energy Partners                                      7.125     06/15/14         500,000         503,526         517,310
  Pacific Energy Partners                                      6.250     09/15/15         150,000         149,316         147,349
  Petrohawk Energy Corp.                                       9.125     07/15/13       1,000,000         997,719       1,057,500
  Pliant Corporation                                          11.125     09/01/09         550,000         539,000         539,000
  Pliant Corporation (C)                                      11.850     06/15/09         882,910         887,491         949,128
  Pregis Corporation                                          12.375     10/15/13       1,000,000         981,490       1,125,000
  Primedia, Inc.                                               8.000     05/15/13       1,000,000       1,021,248       1,052,500
  Quality Distribution, Inc.                                   9.000     11/15/10       1,030,000       1,001,575         999,100
  Quality Distribution, Inc. (C)                               9.860     01/15/12         545,000         547,688         550,450
  Quicksilver Resources, Inc.                                  7.125     04/01/16         500,000         500,000         482,500
  Rent-A-Center, Inc.                                          7.500     05/01/10         400,000         400,000         406,000
  Rock-Tenn Co.                                                8.200     08/15/11         175,000         176,035         180,250
  Sbarro, Inc.                                                10.375     02/01/15       1,000,000       1,019,529         973,750
  Sheridan Acquisition Corporation                            10.250     08/15/11         375,000         370,000         393,750
  Sierra Pacific Resources                                     6.750     08/15/17         635,000         638,050         624,243
  Stanadyne Corporation                                       10.000     08/15/14       1,500,000       1,500,000       1,586,250
  Stratos Global                                               9.875     02/15/13         575,000         578,513         610,938
  Tekni-Plex, Inc.                                            12.750     06/15/10       1,000,000         960,125         890,000
  Tekni-Plex, Inc.                                             8.750     11/15/13         650,000         655,483         643,500
  Tenet Healthcare Corporation                                 9.875     07/01/14         500,000         488,370         495,000
  Tenneco, Inc.                                                8.625     11/15/14       1,000,000       1,002,479       1,030,000
  Tennessee Gas Pipeline Co.                                   7.000     03/15/27         500,000         523,506         514,378
  Texas Industries, Inc.                                       7.250     07/15/13          70,000          70,000          70,175
  Titan International, Inc.                                    8.000     01/15/12         150,000         150,000         154,125
  Trimas Corporation                                           9.875     06/15/12         823,000         764,250         845,630
  Triton PCS, Inc.                                             8.500     06/01/13         550,000         550,000         562,375
  Unisys Corporation                                           8.000     10/15/12         190,000         190,000         184,775
  United Components, Inc.                                      9.375     06/15/13       1,080,000       1,081,374       1,115,100
  United Rentals, Inc.                                         7.750     11/15/13         625,000         625,000         625,780
  United Rentals, Inc.                                         7.000     02/15/14         500,000         500,000         487,500
  Universal City Florida (C)                                  10.106     05/01/10         200,000         200,000         204,000
  Universal City Florida                                       8.375     05/01/10         200,000         200,000         204,500
  Vought Aircraft Industries                                   8.000     07/15/11       1,000,000         999,366         995,000
  Warner Music Group Corporation                               7.375     04/15/14         275,000         275,000         255,750
  Waste Services, Inc.                                         9.500     04/15/14       1,100,000       1,123,024       1,156,375
                                                                                                     ------------    ------------
    TOTAL BONDS                                                                                      $ 64,244,638    $ 65,908,392
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
June 30, 2007
(Unaudited)

                                                                                       Shares or
                                                              Interest     Due         Principal
CORPORATE PUBLIC SECURITIES:(A)(Continued)                     Rate        Date          Amount          Cost        Market Value
                                                              -------    --------    ------------    ------------    ------------
COMMON STOCK - 1.87%
  Bally Total Fitness Holdings Corporation (B)                                                600    $      5,520    $        288
  EnerNOC, Inc. (B)                                                                        46,500       1,283,262       1,773,045
  PepsiAmericas, Inc.                                                                      92,145       2,006,365       2,263,081
  Supreme Industries, Inc.                                                                115,721         267,322         803,104
                                                                                                     ------------    ------------
    TOTAL COMMON STOCK                                                                                  3,562,469       4,839,518
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.23%
  Citadel Broadcasting Corporation                             1.875%    02/15/11    $    700,000    $    543,375    $    602,000
                                                                                                     ------------    ------------
    TOTAL CONVERTIBLE BONDS                                                                               543,375         602,000
                                                                                                     ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 68,350,482    $ 71,349,910
                                                                                                     ------------    ------------

                                                             Interest      Due        Principal
SHORT-TERM SECURITIES:                                      Rate/Yield*    Date         Amount           Cost        Market Value
                                                              -------    --------    ------------    ------------    ------------

COMMERCIAL PAPER - 2.11%
  Lennar Corporation                                           5.453%    07/03/07    $  1,500,000    $  1,499,319    $  1,499,319
  Textron Financial Corporation                                5.386     07/06/07       1,523,000       1,521,634       1,521,634
  Walt Disney Co.                                              5.376     07/09/07       2,443,000       2,442,265       2,442,265
                                                                                                     ------------    ------------
    TOTAL SHORT-TERM SECURITIES                                                                      $  5,463,218    $  5,463,218
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             106.01%                                $273,302,582    $274,722,891
                                                                                                     ============    ------------
  Other Assets                                                  3.34                                                    8,643,393
  Liabilities                                                  (9.35)                                                 (24,229,588)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $259,136,696
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 06/30/07.
(D) Defaulted security; interest not accrued.
  * Effective yield at purchase

                                           See Notes to Consolidated Financial Statements.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
June 30, 2007
(Unaudited)

                                                Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                       Market Value                                                           Market Value
                                               ------------                                                           ------------
AEROSPACE - 3.39%                                                      BUILDINGS & REAL ESTATE - 1.50%
Consolidated Foundries Holdings                $  3,100,907            K W P I Holdings Corporation                   $  2,482,712
Esterline Technologies                              202,000            Texas Industries, Inc.                               70,175
Gencorp, Inc.                                       277,130            TruStile Doors, Inc.                              1,347,699
P A S Holdco LLC                                  2,673,452                                                           ------------
Visioneering, Inc.                                1,546,780                                                              3,900,586
Vought Aircraft Industries                          995,000                                                           ------------
                                               ------------            CHEMICAL, PLASTICS & RUBBER - 1.20%
                                                  8,795,269            Capital Specialty Plastics, Inc.                    447,145
                                               ------------            Koppers, Inc.                                       509,198
AUTOMOBILE - 9.23%                                                     Nalco Co.                                           503,750
American Tire Distributor                         1,010,000            NOVA Chemicals Corporation                          475,000
Ford Motor Credit Co.                             1,527,368            P Q Corporation                                   1,166,000
Fuel Systems Holding Corporation                  2,747,187                                                           ------------
General Motors Acceptance Corporation             1,265,416                                                              3,101,093
General Motors Corporation                        1,366,875                                                           ------------
Goodyear Tire & Rubber Co.                        1,428,000            CONSUMER PRODUCTS - 9.47%
Jason, Inc. 1,692,689                                                  Aero Holdings, Inc.                               3,052,243
LIH Investors, L.P.                                    --              ALH Fin LLC/ALH Fin Corporation                   1,538,375
Metaldyne Corporation                             1,305,600            Augusta Sportswear Holding Co.                    3,248,887
Nyloncraft, Inc.                                  1,521,875            Bravo Sports Holding Corporation                  2,439,616
Ontario Drive & Gear Ltd.                         2,822,611            G F S I, Inc.                                       772,500
Qualis Automotive LLC                             1,998,148            Kar Holdings, Inc.                                  146,500
Tenneco, Inc.                                     1,030,000            K N B Holdings Corporation                        2,536,459
Titan International, Inc.                           154,125            Momentum Holding Co.                              1,263,849
Transtar Holding Company                          2,922,221            R A J Manufacturing Holdings LLC                  2,569,698
United Components, Inc.                           1,115,100            Royal Baths Manufacturing Company                 1,244,680
                                               ------------            The Tranzonic Companies                           3,082,803
                                                 23,907,215            Walls Industries, Inc.                            2,632,515
                                               ------------            Winsloew Furniture, Inc.                               --
BEVERAGE, DRUG & FOOD - 5.63%                                                                                         ------------
Aramark Corporation                                 406,000                                                             24,528,125
Beta Brands Ltd.                                       --                                                             ------------
Dave and Buster's, Inc.                           1,537,500            CONTAINERS, PACKAGING & GLASS - 5.83%
Del Monte Corporation                               232,313            Flutes, Inc.                                      1,565,364
Eagle Pack Pet Foods, Inc.                        1,634,128            Maverick Acquisition Company                        994,438
Land O'Lakes, Inc.                                  789,375            P I I Holding Corporation                         2,731,387
Nonni's Food Company                              2,470,901            Packaging Dynamics Corporation of America         1,256,250
PepsiAmericas, Inc.                               2,263,081            Paradigm Packaging, Inc.                          2,539,959
Rite Aid Corporation                                576,000            Pliant Corporation                                1,488,128
River Ranch Fresh Foods LLC                       1,473,334            Pregis Corporation                                1,125,000
Sbarro, Inc.                                        973,750            Tekni-Plex, Inc.                                  1,533,500
Specialty Foods Group, Inc.                            --              Vitex Packaging Group, Inc.                       1,877,762
Vitality Foodservice, Inc.                        2,227,894                                                           ------------
                                               ------------                                                             15,111,788
                                                 14,584,276                                                           ------------
                                               ------------            DISTRIBUTION - 3.94%
BROADCASTING & ENTERTAINMENT - 3.10%                                   Affina Group, Inc.                                  989,800
CCH I Holdings LLC                                1,935,000            Duncan Systems, Inc.                              1,552,662
Cablevision Systems Corporation                     987,500            Kele and Associates, Inc.                         2,452,894
Cenveo Corporation                                1,078,000            Magnatech International, Inc.                     2,292,365
Charter Communications Op LLC                       253,125            O R S Nasco Holding, Inc.                         2,927,085
Citadel Broadcasting Corporation                    602,000            QualServ Corporation -
Liberty Media Corporation                           939,915            Strategic Equipment & Supply Corporation, Inc.         --
Mediacom Broadband LLC                            1,005,000                                                           ------------
Workplace Media Holding Co.                       1,237,828                                                             10,214,806
                                               ------------                                                           ------------
                                                  8,038,368
                                               ------------

----------------------------------------------------------------------------------------------------------------------------------

26

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
June 30, 2007
(Unaudited)

                                                Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:(Cont.)                Market Value                                                           Market Value
                                               ------------                                                           ------------
DIVERSIFIED/CONGLOMERATE,                                              HEALTHCARE, EDUCATION
  MANUFACTURING - 7.19%                                                  & CHILDCARE - 4.04%
Activant Solutions, Inc.                       $    147,375            A T I Acquisition Company                      $  2,198,812
Arrow Tru-Line Holdings, Inc.                     1,958,176            American Hospice Management Holding LLC           2,592,922
Bombardier, Inc.                                    950,000            Community Health Systems                            912,375
Coining Corporation of America LLC                2,587,570            F H S Holdings LLC                                2,650,497
Dexter Magnetics Technologies, Inc.               2,567,157            H C A, Inc.                                       1,038,375
Douglas Dynamics LLC                                598,500            MedAssist, Inc.                                     578,953
Evans Consoles, Inc.                                   --              Tenet Healthcare Corporation                        495,000
Postle Aluminum Company LLC                       2,537,164                                                           ------------
Radiac Abrasives, Inc.                            2,590,197                                                             10,466,934
Trimas Corporation                                  845,630                                                           ------------
Truck Bodies & Equipment International            3,842,460            HOME & OFFICE FURNISHINGS,
                                               ------------              HOUSEWARES, AND DURABLE
                                                 18,624,229              CONSUMER PRODUCTS - 6.41%
                                               ------------            Connor Sport Court International, Inc.            1,000,561
DIVERSIFIED/CONGLOMERATE,                                              H M Holding Company                               2,301,515
  SERVICE - 3.17%                                                      Home Decor Holding Company                        2,412,998
Allied Waste NA                                   1,011,250            Justrite Manufacturing Acquisition Co.            1,803,368
CapeSuccess LLC                                       5,862            Monessen Holding Corporation                      2,401,941
Diversco, Inc./DHI Holdings, Inc.                      --              Stanton Carpet Holding Co.                        2,498,805
Dwyer Group, Inc.                                 1,053,960            U-Line Corporation                                2,335,174
Fowler Holding, Inc.                              2,468,327            Wellborn Forest Holding Co.                       1,845,938
Interline Brands, Inc.                              327,438                                                           ------------
Iron Mountain, Inc.                               1,096,950                                                             16,600,300
Mac-Gray Corporation                                603,000                                                           ------------
Mail Communications Group, Inc.                   1,229,448            LEISURE, AMUSEMENT,
Moss, Inc.                                          431,175              ENTERTAINMENT - 4.55%
                                               ------------            A M C Entertainment, Inc.                           900,575
                                                  8,227,410            Bally Total Fitness Holding Corporation             132,926
                                               ------------            Electra Bicycle Company, Inc.                     1,573,478
ELECTRONICS - 2.61%                                                    Keepsake Quilting, Inc.                           1,491,164
Calpine Corporation                                 540,000            Majestic Star Casino LLC                            520,000
Connecticut Electric, Inc.                        2,591,075            O E D Corp/Diamond Jo Company Guarantee           1,000,000
Directed Electronics, Inc.                        3,258,069            Overton's Holding Company                         1,886,399
Flextronics International Ltd.                      377,000            Savage Sports Holding, Inc.                       2,577,347
                                               ------------            Tunica-Biloxi Gaming Authority                    1,045,000
                                                  6,766,144            Universal City Florida                              408,500
                                               ------------            Warner Music Group Corporation                      255,750
FARMING & AGRICULTURE - 0.00%                                                                                         ------------
Protein Genetics, Inc.                                 --                                                               11,791,139
                                               ------------                                                           ------------
FINANCIAL SERVICES - 0.85%                                             MACHINERY - 9.74%
Hawker Beechcraft Acquisition Co.                   783,750            Davis-Standard LLC                                2,530,022
Highgate Capital LLC                                   --              Integration Technology Systems, Inc.                832,222
Lazard LLC                                          773,643            Manitowoc Company, Inc.                             200,500
Leucadia National Corporation                       637,000            Maxon Corporation                                 4,008,899
Victory Ventures LLC                                   --              Morton Industrial Group, Inc.                     2,451,553
                                               ------------            Navis Global                                      2,498,907
                                                  2,194,393            NetShape Technologies, Inc.                       2,446,222
                                               ------------            Pacific Consolidated Holdings LLC                 1,346,086
                                                                       Safety Speed Cut Manufacturing Company, Inc.      1,159,152
                                                                       Stanadyne Corporation                             1,586,250
                                                                       Stewart & Stevenson LLC                           1,567,500
                                                                       Supreme Industries, Inc.                            803,104
                                                                       Synventive Equity LLC                                33,459
                                                                       Tronair, Inc.                                     3,772,155
                                                                                                                      ------------
                                                                                                                        25,236,031
                                                                                                                      ------------

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                                                                                                                                27

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
June 30, 2007
(Unaudited)

                                                Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:(Cont.)                Market Value                                                           Market Value
                                               ------------                                                           ------------
MEDICAL DEVICES/BIOTECH - 2.43%                                        RETAIL STORES - 2.89%
Coeur, Inc.                                    $  1,372,972            Blockbuster, Inc.                              $    439,375
E X C Acquisition Corporation                       157,801            Neiman Marcus Group, Inc.                         1,375,000
MicroGroup, Inc.                                  3,234,722            Olympic Sales, Inc.                               3,132,284
OakRiver Technology, Inc.                         1,537,430            Rent-A-Center, Inc.                                 406,000
                                               ------------            Rental Service Corporation                        1,020,000
                                                  6,302,925            United Rentals, Inc.                              1,113,280
                                               ------------                                                           ------------
MINING, STEEL, IRON & NON PRECIOUS                                                                                       7,485,939
  METALS - 0.84%                                                                                                      ------------
Freeport-McMoran Copper & Gold                      410,988            TECHNOLOGY - 0.76%
Steel Dynamics, Inc.                                194,500            EnerNOC, Inc.                                     1,773,045
Tube City IMS Corporation                           640,625            Unisys Corporation                                  184,775
U S S Holdings, Inc.                                933,236                                                           ------------
                                               ------------                                                              1,957,820
                                                  2,179,349                                                           ------------
                                               ------------            TELECOMMUNICATIONS - 3.45%
NATURAL RESOURCES - 0.19%                                              Alamosa Delaware, Inc.                              764,376
Appleton Papers, Inc.                               309,000            Cincinnati Bell, Inc.                             1,111,000
Rock-Tenn Co.                                       180,250            DeltaCom                                          3,249,106
                                               ------------            Hawaiian Telecom Communications                   1,617,375
                                                    489,250            Jordan Telecom Products                                --
                                               ------------            N T L Cable PLC                                   1,026,550
OIL AND GAS - 3.35%                                                    Stratos Global                                      610,938
Atlas Pipeline Partners                             199,500            Triton P C S, Inc.                                  562,375
Basic Energy Services                               214,875                                                           ------------
Brigham Exploration Co.                             694,750                                                              8,941,720
Bristow Group, Inc.                                 150,375                                                           ------------
Chaparral Energy, Inc.                            1,481,250            TRANSPORTATION - 2.35%
Clayton Williams Energy, Inc.                       736,000            NABCO, Inc.                                       1,208,031
GulfMark Offshore, Inc.                             570,650            Quality Distribution LLC                          1,549,550
Mariner Energy, Inc.                                794,000            Tangent Rail Corporation                          3,339,635
North American Energy Partners                      404,000                                                           ------------
Offshore Logistics, Inc.                            424,125                                                              6,097,216
Quicksilver Resources, Inc.                         482,500                                                           ------------
Tennessee Gas Pipeline Co.                          514,378            UTILITIES - 1.79%
Tesoro Petroleum Corporation                        488,750            Dynegy Holdings, Inc.                               813,825
Total Equipment & Service, Inc.                   1,534,349            Edison Mission Energy                                54,725
                                               ------------            Inergy LP                                           154,125
                                                  8,689,502            Markwest Energy Operating Co.                       732,375
                                               ------------            N R G Energy, Inc.                                  175,438
PHARMACEUTICALS - 1.05%                                                Pacific Energy Partners                             664,659
CorePharma LLC                                    2,621,756            Petrohawk Energy Corporation                      1,057,500
Enzymatic Therapy, Inc.                             106,250            Sierra Pacific Resources                            624,243
                                               ------------            Tenaska Alabama Partners LP                         350,662
                                                  2,728,006                                                           ------------
                                               ------------                                                              4,627,552
PUBLISHING/PRINTING - 1.42%                                                                                           ------------
Idearc, Inc.                                        606,000            WASTE MANAGEMENT / POLLUTION - 1.54%
Newark Group, Inc.                                  864,875            Terra Renewal Services, Inc.                      2,828,538
Primedia, Inc.                                    1,052,500            Waste Services, Inc.                              1,156,375
Sheridan Acquisition Corporation                    393,750                                                           ------------
Valassis Communications, Inc.                       770,250                                                              3,984,913
                                               ------------                                                           ------------
                                                  3,687,375            TOTAL CORPORATE RESTRICTED AND
                                               ------------            PUBLIC SECURITIES - 103.91%                    $269,259,673
                                                                                                                      ============

                                          See Notes to Consolidated Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------

28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(Unaudited)

1. HISTORY

   MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains by investing primarily in a portfolio of privately placed below investment grade, long term corporate debt obligations with equity features, such as common stocks, warrants, conversions rights, or other equity features and, occasionally, preferred stocks, purchased directly from their issuers.

   On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been included in the accompanying consolidated financial statements. Footnote 2.D below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security held by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

   The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $180,957,476 (69.83% of net assets) as of June 30, 2007 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2007, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2007, the MMCI Subsidiary Trust has accrued income tax expense of $117,356 on net realized gains and has decreased deferred income tax expense on net unrealized gains by $357,356.

   In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 supplements FASB 109
--------------------------------------------------------------------------------
30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

   by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 requires financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. As of June 30, 2007, the Trust has properly recorded all tax liabilities.

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   F. EXPENSE REDUCTION:

   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreements, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the six months ended June 30, 2007, there were no credit balances used to reduce custodian fees.

3. INVESTMENT SERVICES CONTRACT

   A. NEW INVESTMENT SERVICES CONTRACT:

   An Investment Services Contract between the Trust and Babson Capital, effective October 1, 2005 (the "New Contract"), provides for a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust each quarter, which is approximately equal to 1.25% annually, with no performance adjustment. The New Contract provides that for its first eighteen months, the investment advisory fee cannot exceed the amount that Babson Capital would have been paid under the prior Investment Services Contract with the Trust dated July 1, 1988 (the "Prior Contract"). The eighteen month fee transition period ended on March 31, 2007.

   B. SERVICES:

   Under the New Contract with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the New Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   C. PRIOR INVESTMENT SERVICES CONTRACT ADVISORY FEE:

   Under the Prior Contract, the Trust paid Babson Capital a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of net asset value, approximately equivalent to plus or minus 0.25% on an annual basis.

   The Performance Adjustment was based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return of the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the public. Babson Capital obtained the information for this index from Factset Research Systems. The three-year annualized return for the Standard & Poor's Industrials Composite for the period ended June 30, 2007 was 11.48%. Under the Prior Contract, the Performance Adjustment was equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeded the Target Rate, the Base Fee Rate increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return was less than the Target Rate, the Base Fee Rate was reduced by the Performance Adjustment. Under the Prior Contract, the investment advisory fee payable by the Trust was equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. Additionally, Babson Capital agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which the investment advisory fee calculated in the manner described
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

   in the Prior Contract exceeded the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelve-quarter period ending on such quarter.

   D. BASIS FOR BOARD RENEWAL OF NEW CONTRACT:

   At a meeting of the Trustees held on April 27, 2007, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one year continuance of the New Contract.

   Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with its review and reapproval of the New Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding among other matters: the principal terms of the New Contract; the reasons why Babson Capital was proposing the continuance of the New Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the New Contract.

   Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the New Contract. These considerations are summarized below.

   NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST
   In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the New Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the New Contract.

   INVESTMENT PERFORMANCE
   The Trustees also examined the Trust's short-term, intermediate- term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5-, and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the New Contract.

   ADVISORY FEE/COSTS OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS
   In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the New Contract. Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly
--------------------------------------------------------------------------------
32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

   comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Participation Investors, which also is advised by Babson Capital. Under the terms of its Investment Advisory and Administrative Services Contract, MassMutual Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the New Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, L.P., both private mezzanine funds also managed by Babson Capital.

   At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements (less than $1,000). The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the New Contract is reasonable.

   ECONOMIES OF SCALE
   The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust's current net assets are approximately $260 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the New Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:

   MassMutual holds the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due November 15, 2007 and accrues at 7.39% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2007, the Trust incurred total interest expense on the Note of $739,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:

   The Trust entered into a Revolving Credit Agreement (the "Revolver") with The Royal Bank of Scotland PLC as of May 31, 2005 (the "Agent Bank"), in the principal amount of $25,000,000, maturing May 31, 2008. The Revolver bears interest payable in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or a London Inter Bank Offered Rate ("LIBOR") Loan. Interest on Base Rate Loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .37% plus the LIBOR rate, divided by 1 minus the LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .15% per annum.

   As of June 30, 2007, there was no outstanding amount against the Revolver. For the six months ended June 30, 2007, the Trust incurred total expense on the Revolver of $18,596 related to the undrawn portion.
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

                                                 For the six months
                                                   ended 6/30/2007
                                              Cost of        Proceeds from
                                            Investments         Sales or
                                              Acquired         Maturities
                                            -----------       -----------
   Corporate restricted securities          $30,100,045       $17,547,561
   Corporate public securities               15,638,256        29,075,381

   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of June 30, 2007. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of June 30, 2007 is $1,420,309 and consists of $29,211,902 appreciation and $27,791,593 depreciation.

   Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $293,661 on net unrealized gains on the MMCI Subsidiary Trust.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                    March 31, 2007

                                                Amount          Per Share
                                             -----------       -----------
   Investment income                         $ 6,228,449
   Net investment income                       4,828,999         $ 0.53
   Net realized and unrealized                   426,925           0.05
     gain on investments (net of taxes)

                                                     June 30, 2007

                                                Amount          Per Share
                                             -----------       -----------
   Investment income                         $ 7,265,754
   Net investment income                       5,957,211         $ 0.64
   Net realized and unrealized                  (598,756)         (0.07)
     gain (loss) on investments
     (net of taxes)

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
PERSONS

   For the six months ended June 30, 2007, the Trust paid its Trustees aggregate remuneration of $88,250. The Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messers. Crandall and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the New Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual (except for the Chief Compliance Officer of the trust unless assumed by Babson Capital). For the six months ended June 30, 2007, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

   Mr. Crandall, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital for the six months ended June 30, 2007 other than amounts payable to Babson Capital pursuant to the New Contract. For the six months ended June 30, 2007, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

   Preparation of the Trust's
   Quarterly and Annual Reports
   to Shareholders                                           $ 6,242

   Preparation of Certain of
   the Trust's Shareholder
   Communications                                              1,697

   Preparation of the Trust's
   Annual Proxy Statements                                       675
                                                             -------
                                                             $ 8,614

--------------------------------------------------------------------------------
34

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

8. RESULTS OF SHAREHOLDER MEETING

   The Annual Meeting of Shareholders was held on Friday, April 27, 2007. The Shareholders were asked to vote to reelect Donald E. Benson, Donald Glickman and Robert E. Joyal as trustees, each for a three-year term; William J. Barrett as trustee, for a two-year term; and Michael H. Brown as trustee, for a one-year term. The Shareholders approved all of the proposals. The Trust's other trustees (Roger W. Crandall, Martin T. Hart and Corine T. Norgaard) continued to serve their respective terms following the April 27, 2007 Annual Shareholders Meeting. The results of the Shareholders votes are set forth below.

                                                           % of Shares
      Shares for           Withheld           Total         Voted for
     ------------         ----------        ---------      ------------
   Donald E. Benson
      7,308,406             117,097         7,425,503         98.42%

   Donald Glickman
      7,299,295             126,208         7,425,503         98.30%

   Robert E. Joyal
      7,343,400              82,103         7,425,503         98.89%

   William J. Barrett
      7,323,501             102,002         7,425,503         98.63%

   Michael H. Brown
      7,343,625              81,878         7,425,503         98.90%

9. NEW ACCOUNTING PRONOUNCEMENTS

   In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

--------------------------------------------------------------------------------

TRUSTEES                      OFFICERS

William J. Barrett            Roger W. Crandall          Chairman

Donald E. Benson*             Clifford M. Noreen         President

Michael H. Brown              James M. Roy               Vice President &
                                                         Chief Financial Officer
Roger W. Crandall
                              Rodney J. Dillman          Vice President &
Donald Glickman                                          Secretary
                                                         Chief Legal Officer
Martin T. Hart*
                              Jill A. Fields             Vice President
Robert E. Joyal
                              Michael P. Hermsen         Vice President
Corine T. Norgaard*
                              Mary Wilson Kibbe          Vice President

                              Michael L. Klofas          Vice President

                              Richard E. Spencer, II     Vice President
* MEMBER OF THE AUDIT
  COMMITTEE                   Ronald S. Talala           Treasurer

                              John T. Davitt, Jr.        Comptroller

                              Melissa M. LaGrant         Chief Compliance
                                                         Officer
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more than 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

[LOGO] MassMutual
       Corporate Investors
































                                                                      DB1039 707

ITEM 2.  CODE OF ETHICS.

         Not applicable for this filing.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable for this filing.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for this filing.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable for this filing.


ITEM 6.  SCHEDULE OF INVESTMENTS

         A schedule of investments for the Registrant is included as part of this report to shareholders under item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing. There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

          (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or
               Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           September 4, 2007
                ----------------------------------


            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           September 4, 2007
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           September 4, 2007
                ------------------------------